NEW YORK LIFE INVESTMENTS FUNDS TRUST
NYLI Epoch Capital Growth Fund, NYLI Epoch Global Equity Yield Fund,

and NYLI Epoch U.S. Equity Yield Fund

(each a “Fund” and collectively the “Funds”)

Supplement dated March 5, 2026 (“Supplement”) to the
Summary Prospectuses, Prospectus and Statement of Additional Information (“SAI”), each dated February 28, 2026

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Summary Prospectuses, Prospectus and SAI.

Effective immediately, William J. Booth will become a portfolio manager for each Fund. Other than this addition, the portfolio management teams for the Funds will remain unchanged.

The table in the section entitled “Management” of each Fund’s Summary Prospectus and Prospectus is amended to include the following:

Subadvisor	Portfolio Manager	Service Date
Epoch Investment Partners, Inc.	William J. Booth, Managing Director	Since March 2026

The subsection entitled “Portfolio Manager Biographies” under the section “Know With Whom You Are Investing” in the Prospectus is amended to include the following:

William J. Booth, CFA

Mr. Booth has been a portfolio manager of the NYLI Epoch International Choice Fund since 2017. Mr. Booth has also been a portfolio manager for NYLI Epoch Capital Growth Fund, NYLI Epoch Global Equity Yield Fund, and NYLI Epoch U.S. Equity Yield Fund since March 2026. Mr. Booth joined Epoch in 2009, where he is a Managing Director and Chief Investment Officer. Prior to joining Epoch, Mr. Booth was a consumer and retail analyst at PioneerPath Capital, which is a long/short equity hedge fund. Mr. Booth holds a BS in Chemical Engineering from Yale University and an MBA from New York University’s Leonard N. Stern School of Business. He also holds the chartered Financial Analyst® (“CFA®”) designation.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE

REG-00114-03/26